Net finance costs	12 Months Ended
Jun. 30, 2024
Text block 1 [Abstract]
Net finance costs
23 Net finance costs

	2024	2023	2022
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	1,467	997	491
Interest capitalised at 6.82% (2023: 5.71%; 2022: 2.90%) 1	(530)	(271)	(113)
Interest on lease liabilities	181	130	119
Discounting on provisions and other liabilities	1,064	1,293	645
Other gains and losses:
Fair value change on hedged loans	(214)	(803)	(1,286)
Fair value change on hedging derivatives	188	691	1,277
Exchange variations on net debt	27	9	(99)
Other	15	14	16

Total financial expenses	2,198	2,060	1,050

Financial income
Interest income	(709)	(529)	(81)

Net finance costs	1,489	1,531	969

1
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$159 million (2023: US$81 million; 2022: US$34 million).

Recognition and measurement
Interest income is accrued using the effective interest rate method. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets.